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                                     EXHIBIT
                                      10.54


     Subordination, Nondisturbance and Attornment Agreement, dated January
      12, 1998, by and among the Company, Angeles Acquisition Corp., Danat
              Investment Company and Aid Association for Lutherans.


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RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Aid Association for Lutherans
4321 North Ballard Road
Appleton, WI  54919

                          SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement") is entered into as of the 12th day of January, 1998, by and among CONSOLIDATED CAPITAL OF NORTH AMERICA, INC., a Colorado corporation, ANGELES ACQUISITION CORP., a Colorado corporation ("Lessee"), DANAT INVESTMENT COMPANY, a California general partnership (hereinafter "Borrower" and "Lessor") and AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation ("Lender").

                                    RECITALS

         A. Lessee is the lessee and Borrower is one of the lessors under that Certain Lease Agreement dated January __, 1998 (the "Lease").

         B. Lender has made a loan to Borrower which is secured by a Deed of Trust, Financing Statement, Security Agreement and Fixture Filing (With Assignment of Rents) from Borrower to Lender dated July 16, 1990 (the "Deed of Trust") and an Assignment of Rents and Leases from Borrower to Lender dated July 16, 1990 (the "Assignment"), covering the property described in Exhibit A attached hereto wherein the premises (the "Premises") covered by the Lease are located (the "Property").

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender to make the requested loan, Lessee, Borrower, Lessor, and Lender hereby agree and covenant as follows:

1. Subordination. Borrower, Lessor, Lessee and Lender hereby agree that the Lease and all of its terms and provisions (including, without limitation, any option or options to purchase or rights of first refusal, including the right of first refusal as set forth in paragraph 51 of the addendum attached to the Lease and the option to purchase premises as set forth in the Option to Purchase Premises Lease Rider attached to the Lease, affecting the Property, or any portion thereof, contained therein) is and shall at all times be subject and subordinate in all respects to the Deed of Trust and to all supplements, amendments and modifications thereto, and to all extensions, substitutions, rearrangements and/or replacements thereof and

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       such Lessee's right of first refusal and option to purchase premises shall be unenforceable against Lender, its successors and assigns. If the lien of the Deed of Trust is foreclosed, the options to purchase the underlying real property the right of first refusal and the option to renew the lease shall be extinguished.

2. Nondisturbance and Attornment. If Lessee is nor in default under any of the terms, covenants or conditions contained in the Lease or this Agreement, Lender agrees that in the event of foreclosure of the Mortgage, trustee's sale, deed in lieu of foreclosure, or other enforcement of the terms and conditions of the Mortgage, or the exercise by Lender of its rights under the Assignment, or in the event Lender comes into possession or acquires title to the Property as a result of foreclosure or the threat thereof, or as a result of other means, such action shall not result in either a termination of the Lease, or a diminution or impairment of any of the rights granted to Lessee in the Lease, except for the right of first refusal as set forth in paragraph 51 of the addendum attached to the Lease and the option to purchase premises as set forth in the Option to Purchase Premises Lease Rider attached to the Lease, as indicated in paragraph 1 above, and except as hereinafter provided.

       If the interests of Borrower and/or the Lessor in the Property shall be transferred to Lender or any transferee of Lender (such transferee, its successors and assigns, including, but not limited to, Lender, shall hereinafter be referred to as "Purchaser") by reason of foreclosure, trustee's sale, deed in lieu of foreclosure or other proceeding for the enforcement of the Mortgage or rights of Lender under the Assignment, and Lessee is not in default of its obligations under the Lease, Purchaser shall not name or join Lessee in any foreclosure, trustee's sale or other proceeding to enforce the Mortgage or Assignment, and Purchaser shall be bound to Lessee, except as provided in Section 3, below, and except Lessee's right of first refusal as set forth in paragraph 51 of the addendum attached to the Lease and the option to purchase premises as set forth in the Option to Purchase Premises Lease Rider attached to the Lease, as indicated in paragraph 1 above, and Lessee shall be bound to any Purchaser, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof, and any extensions thereof with the same force and effect as if such Purchaser were the original landlord under the Lease. Lessee does hereby attorn to such Purchaser, including Lender if Lender is such Purchaser, as the landlord under the Lease, said attornment to be effective and self-operative without the execution of any further instruments upon Purchaser's succeeding to the interest of the Borrower under the Lease.

3. Limitation on Purchaser Obligations. Notwithstanding anything to the contrary contained in Section 2 hereof, a Purchaser shall not be:

       3.1 liable for any damages or other relief attributable to any act or omission of any prior lessor under the Lease (including without limitation, Borrower);

       3.2 subject to any offsets or defenses that Lessee may have against a prior lessor under the lease (including, without limitation, Borrower);
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       3.3     liable for any damages or other relief attributable to any latent or patent defects in construction with respect to the Property;

       3.4 liable for the return of any security deposit under the Lease unless such security deposit shall have been actually deposited with Purchaser;

       3.5 bound by any rent or additional rent that Lessee might have paid in advance to any prior lessor under the Lease (including, without limitation, Borrower), for any period beyond the month in which Purchaser succeeds to the interest of Borrower under the Lease;

       3.6 bound by any waiver or forbearance by any prior lessor under the Lease (including, without limitation, Borrower) or bound by any agreement or modification of the Lease made without prior written consent of Lender; or

       3.7 bound by any covenant made by any prior lessor under the Lease (including, without limitation, Borrower) to complete any construction on the Property covered by the lease or to pay any sums to Lessee in connection therewith, unless Purchaser shall have expressly consented thereto in writing.

4. Further Actions. Lessee covenants and agrees from time to time to do all acts and execute such instruments as it shall be requested by Lender to do or execute for the purposes of carrying out and effectuating this Agreement and the intent hereof, and evidencing this Agreement, whether by filing with any public office, or agency or otherwise.

5. Covenants of Lessee. Lessee agrees that during the term of the Lease, Lessee will not:

       5.1 pay any rent or additional rent more than one (1) month in advance to any lessor (including, but not limited to, Borrower); or

       5.2 cancel, surrender, amend or modify the Lease without Lender's prior written consent nor terminate the Lease because of a default thereunder by Borrower unless Lessee shall have first given Lender written notice thereof and a reasonable opportunity to cure such default. In the event the Lease is rejected or deemed rejected in any bankruptcy proceeding with respect to landlord, Lessee shall not exercise any right it may have to treat the Lease as terminated under 11 U.S.C. Sec. 365(h), as amended.

6. Merger. Borrower, Lessor, Lessee and Lender agree that unless Lender shall otherwise consent in writing, the fee title to the Property and the leasehold estate created by the Lease shall not merge but shall remain separate and distinct, notwithstanding the union of said estates either in Borrower or Lessor or Lessee or any third-party by purchase, assignment or otherwise.

7. Limitation on Liability. Notwithstanding anything to the contrary contained herein or in the Lease, in the event that any Lender shall acquire title to the Property, such Lender shall

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       have no obligation, nor incur any liability, beyond the then interest if any, of such Lender in the Property, and Lessee shall look exclusively to such interest of such Lender if any, in the Property for the payment and discharge of any obligations imposed upon such Lender hereunder or under the Lease, and such Lender is hereby released and relieved of any other liability hereunder and under the Lease. As regards to such Lender, Lessee shall look solely to the estate or interest owned by such Lender in the Property and Lessee will not collect or attempt to collect any such ligation or liabilities or any judgment therefor, out of any other assets of Lender. By executing this Agreement, Borrower specifically acknowledges and agrees that nothing contained in this paragraph shall impair, limit, offset, lessen, abrogate or otherwise modify the obligations of Lessor to lessee under the Lease.

8. Modification of Agreement. This agreement may not be modified orally or in any other manner except by an agreement in writing signed by the parties hereto or their respective successors in interest.

9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns.

10. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

11. Certification Relating to Lease. Lessee, Lessor and Borrower hereby certify that, as of the date hereof, there are no defaults (or events that with the giving of notice and/or the passage of time could become a default) on the part of the other party under the Lease, that the Lease is a complete statement of the agreement of the parties under the Lease with respect to the leasing of the Premises, that the Lease is in full force and effect, and that all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied. Lessee, Lessor and Borrower further certify:

       11.1 All conditions under the Lease have been satisfied, the term of the Lease commenced on September 8, 1997, expires on December 31, 2000, and Lessee is now in possession of the Premises (19.140 square foot two story office building and 310,000 square foot industrial building) in accordance with the terms of the Lease.

       11.2    The Lease provides for the following:

               Lessee has two (2) additional thirty-six (36) month periods to extend the Lease in accordance with the terms as set forth in paragraph 50 of the Option to Extend Addendum attached to the Lease.

       11.3 Lessee has neither assigned, transferred, nor encumbered the Lease, or any interest therein, nor sublet the Premises, or any portion thereof.
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       11.4    All required common areas have been competed and all required parking spaces have been furnished.

       11.5 The total annual minimum rent under the Lease is $780,000, no rent or other sum payable by Lessee under the Lease has been prepaid, and Lessee shall not prepay any such rent or other sum more than one (1) month in advance, except with your prior written consent.

12. Integration. This Agreement shall be the whole and only agreement with regard to the subjection and subordination of the Lease and the leasehold estate created thereby, together with all rights and privileges of Lessee thereunder, to the lien or charge of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Lease and the Deed of Trust any prior agreements as to such subjection or subordination, including, but not limited to, those provisions contained in the Lease that provide for the subjection or subordination of the Lease and the leasehold estate created thereby to a deed or deeds of trust or to a mortgage or mortgages.

13. Notices. All notices and demands that may or are required to be given by any party to any other party hereunder shall be given in writing and shall be deemed to have been fully given within three (3) business days after being deposited in the United States mail, certified or registered, postage prepaid, and addressed to such party at the address set forth below beside its signature. The parties may change their addresses by giving notice to the other parties in the same manner as above provided. Lessee agrees that it shall send a copy of any notice of default or similar statement under the Lease to Lender at the same time such notice or statement is sent to the lessor under the Lease.

14. Captions. The captions and headings of the paragraphs of this Agreement are for convenience only and are not to be used in construing this Agreement.

15. Counterparts. This Agreement may be executed in counterparts, and all counterparts together shall be construed as one document.

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In WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Address:                               LESSEE:

410 17th Street, Suite 400         CONSOLIDATED CAPITAL OF NORTH
Denver, CO 80202                   AMERICA, INC.

                                   By:
                                      -------------------------------------
                                      Name:
                                     Title:

                                   ANGELES ACQUISITION CORP.
                                   a Colorado corporation

                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:

             (SIGNATURE OF LENDER, BORROWER AND LESSOR ON NEXT PAGE)

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                                         LENDER:
Address:

4321 North Ballard Road                  AID ASSOCIATION FOR LUTHERANS,
Appleton, Wisconsin  54919               a Wisconsin corporation
Attn:  Investment Department
Loan No. 65360

                                         By: /s/ Wayne C. Streck
                                            ----------------------------------
                                            Wayne C. Streck
                                            Vice President-
                                            Mortgages and Real Estate

                                         By: /s/ Charles G. Egli
                                            ----------------------------------
                                            Charles G. Egli
                                            Assistant Secretary


                                         BORROWER AND LESSOR:
Address:

2850 Benedict Canyon                     DANAT INVESTMENT COMPANY
Beverly Hills, California  90210         a California general partnership


By:
   ------------------------------
                                               Daniel J. Eget
                                               General Partner

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STATE OF Wisconsin           )
                             ) ss.
COUNTY OF Outagamie          )

     On January 12, 1998, before me, Linda K. Sklenar , personally appeared Charles G. Egli and Wayne C. Streck , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

                                             /s/ Linda K. Sklenar
                                ------------------------------------------------
                                Notary Public in and for the State of California

         My commission expires      09/13/98.